UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2006

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On October 25, 2006, as part of its third quarter earnings release conference call, RightNow Technologies, Inc. (the “Company”) announced a plan to replace term license arrangements with subscription service arrangements (“subscriptions”), beginning in 2007.  The Company anticipates that revenue recognition for subscriptions will not be materially different from revenue recognition for term license sales.  The Company also anticipates that its sales commissions expenses for subscription sales will be recognized in proportion to the revenue recognized.  The Company’s revenue and earnings guidance for 2007, which were provided as Exhibit 99.1 to its Current Report on Form 8-K filed earlier today, reflects the recognition of sales commission expenses in proportion to the anticipated revenue recognized for subscription sales.

 The information contained in this report and in the exhibits attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The information contained in this report and in the exhibits attached to this report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report and the exhibits attached to this report contain forward-looking statements.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry, management’s beliefs, and certain assumptions made by the Company, all of which are subject to change.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with our business model, including risks of replacing term license arrangements with subscription arrangements; our ability to develop or acquire, and gain market acceptance for new products in a cost-effective and timely manner; the timing and success of our RightNow 8 product release; the gain or loss of key customers; our ability to successfully retain customers of Salesnet, Inc. and to integrate Salesnet’s products and processes following our recent acquisition of that company; competitive pressures; our ability to expand operations; fluctuations in our earnings as a result of the impact of stock-based compensation expense; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; and our ability to expand, retain and motivate our employees and manage our growth.  Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission.  The forward-looking statements in this release speak only as of the date they are made.  We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01.              Financial Statements and Exhibits.

(a)           Not Applicable.

(b)           Not Applicable.

(c)                                  Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: October 25, 2006	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary